Insynq, Inc.

             1127 Broadway Plaza, Suite 10 Tacoma, Washington 98402
--------------------------------------------------------------------------------





                                  July 25, 2002



Dear Stockholder:

     We target small and medium enterprises and the high-end segment of the small office and home office market for the sale of hardware and hosted software and access to Internet-related services. The products and services are provided by developing a customer subscriber base that adopts a cost-effective, on-line solution to building and maintaining an information technology system through the adoption of "Web-based" computing as an alternative to both traditional local wide area networks and traditional client-server implementations. Generally, we market our self as an Internet utility company that can cost-effectively provide all of the computer software, hardware, connectivity and Internet-access needs for its customers.


     We currently have several independent software vendors' products on line using the IQ Data Utility Service computing services and anticipate signing various agreements with additional organizations in the next few months. We expect to increase the subscriber base through these respective sales channels. Software vendor relationships currently in place include Microsoft Corporation, Network Associates, Inc./McAfee, Remedy Corporation, Macola Software, and Novell, Inc.

     The complete IQ Delivery System and Internet Utility Service includes managed network and application services, and can span from a customer's keyboard to the data center. Insynq provides certain equipment, which is kept on its customer's premises, including a simplified, diskless workstation or thin client, and a multi-function router, our IQ Delivery System, which is entirely managed and maintained by us. The system can also include Internet- access services provided by us or by a user selected telecommunications partner/provider. The final piece of the system is the data center, which is located in Tacoma Washington. This facility, with redundant power, bandwidth, and cooling, houses the server equipment and routers. While this is the recommended configuration for customer use to take advantage of the full services, customers are free to choose which components they use.


     In the process of developing the IQ Delivery System, our management believes we have acquired valuable technological expertise. We have created new methodologies and produced proprietary hardware and software that is believed to be essential to the configuration and effective management of Internet-based networks and outside deployment of shared software applications.


     To further our efforts in improving shareholder value, we are offering to exchange outstanding shares of common which you currently hold for our Preferred Warrants. More specifically, we are offering to each of you in exchange for each ten (10) shares of Common Stock one share of Series A Convertible Preferred Stock that is automatically converted into ten (10) shares of Common Stock after a change in the capitalization of the Company.

     Carefully read the attached Exchange Agreement in its entirety, consult with your financial advisors as you deem necessary; if you agree to the exchange, execute the attached Exchange Agreement and mail or deliver it to us at the following address:

         Insynq, Inc.
         1127 Broadway Plaza, Suite 10
         Tacoma, WA 98402

Very truly yours,



/s/ John P. Gorst
John P. Gorst
President & CEO






                               EXCHANGE AGREEMENT

To:      Insynq, Inc.
         1127 Broadway Plaza, Suite 10
         Tacoma, WA 98402

     The undersigned ("Subscriber") hereby agrees to exchange, and Insynq, Inc., a Delaware corporation (the "Company") hereby agrees to issue and exchange with the Subscriber, the number of shares of the Company's $.001 par value common stock (the "Company Shares") set forth on the signature page hereof for Series A Convertible Preferred Stock, $.001 par value (the "Preferred Stock") convertible in accordance with the terms thereof at the exchange ratio of one share of Preferred Stock for each ten shares of the Company Shares exchanged (the "Exchange"). The Certificate of Designations of Series A Convertible Preferred Stock, $.001 par value per share is annexed hereto as Exhibit A ("Certificate of Designation"). (The Company Shares are sometimes referred to herein as the "Shares" or "Common Stock"). (The Preferred Stock and Common Stock issuable upon conversion of the Preferred Stock are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver to the Subscriber the Preferred Stock against receipt of certificates representing the Company Shares endorsed or with stock powers attached in proper form for transfer. This Exchange Agreement and other similar Exchange Agreements relate to the Exchange of a maximum of 2,100,000 shares of Preferred Stock for a maximum of 21,000,000 shares of Company Shares.

     This subscription is subject to the following terms and conditions:

1. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

     (a) Information on Company. The Subscriber has been furnished with and has read the Company's Form 10KSB, filed on October 1, 2001 and the Company's Form 10QSB/A filed on May 15, 2002 with the U.S. Securities and Exchange Commission (the "Commission") (collectively, with exhibits thereto, hereinafter referred to as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested, and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities (such information in writing is collectively, the "Other Written Information").

     (b) Information about Subscriber. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

     (c) Exchange of Company Shares. On the Closing Date, the Subscriber will exchange Company Shares for the Preferred Stock for its own account and not with a view to any distribution thereof.

     (d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act") by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Securities must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

     (e) Preferred Stock Legend. The Preferred Stock shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SHARES AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO INSYNQ THAT SUCH REGISTRATION IS NOT REQUIRED."

     (f) Common Stock Legend. The shares of Common Stock issuable upon conversion of the Preferred Stock shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO INSYNQ THAT SUCH REGISTRATION IS NOT REQUIRED."

     (g) Communication of Offer. The offer to exchange the Securities was directly communicated to the Subscriber. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

     (h) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof, must be true as of the Closing Date (as hereinafter defined), and unless the Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

2. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

     (a) Due Incorporation. Each of the Company and each of its subsidiaries is a corporation duly organized, and validly existing under the laws of the state of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or prospects or condition (financial or otherwise) of the Company.

     (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

     (c) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreements entered into by the Company relating hereto.

     (d) Additional Issuances. Except as described in the separate disclosure schedule delivered by the Company to the Subscriber, there are no outstanding agreements or preemptive or similar rights affecting the Company's common stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company, except as described in the Reports or Other Written Information.

     (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates or NASDAQ or the Company's Shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating hereto, including, without limitation issuance and sale of the Securities, and the performance of the Company's obligations hereunder.

     (f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance of its obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

          (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, or any of its affiliates, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company, or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates or over the properties or assets of the Company, or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company, or any of its affiliates is a party, by which the Company, or any of its affiliates is bound, or to which any of the properties of the Company, or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party; or

          (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its affiliates.

     (g)  The Securities. The Securities upon issuance:

          (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

          (ii) have been, or will be, duly and validly authorized and on the date of issuance and on the Closing Date, as hereinafter defined, and the date the Preferred Stock is converted, and the Warrants and Placement Warrants are exercised, the Securities will be duly and validly issued, fully paid and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted provided the Subscriber complies with the Prospectus delivery requirements);

          (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

          (iv) will not subject the holders thereof to personal liability by reason of being such holders; and

     (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto.

     (i) Reporting Company. The Company is a publicly-held company whose common stock is (and has been for the past 90 days) registered pursuant to
          Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company's Common Stock is listed for trading on the NASD OTC Bulletin Board. Pursuant to the provisions of the Exchange Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months.

     (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued.

     (k) Information Concerning Company. The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the most recent financial statements included in the Reports, and except as modified in the Other Written Information, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports and Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (l) Judgment of Board of Directors. The Company's executive officers and directors have studied and fully understand the nature of the Securities being exchanged hereby. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company.

     (m) Stop Transfer. The Securities are restricted securities as of the date of this Agreement. The Company will not issue any stop transfer order or other order impeding the sale and delivery of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available.

     (n) Defaults. Neither the Company nor any of its subsidiaries is in violation of its Articles of Incorporation or Bylaws. Neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority material to its business.

     (o) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of The NASDAQ National Market ("NASDAQ National Market"), as applicable, nor will the Company or any of its affiliates or subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

     (p) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Securities.

     (q) Listing. The Company's common stock is quoted on, and listed for trading on the OTC Bulletin Board ("Bulletin Board"). The Company has not received any oral or written notice from the NASD that its Common Stock will be delisted from the Bulletin Board or that the Common Stock does not meet all requirements for the continuation of such listing.

     (r) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects and must be true as of the Closing Date, as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

3. Regulation D Offering. This Offering is being made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Rule 506 of Regulation D promulgated thereunder.

4. Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Sections 1(e) and 1(f) above at such time as (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Act, or (b) upon resale subject to an effective registration statement after the Securities are registered under the Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the Subscriber and selling broker, if any.

5. Redemption. The Company may not redeem the Securities without the consent of the holder of the Securities, except as described in the Certificate of Designation.

6. Commissions/Fees. The Company will not pay any commission or other compensation in connection with the Exchange.

7. Covenants of the Company. The Company covenants and agrees with the Subscriber as follows:

     (a) The Company will advise the Subscriber, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the common stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

     (b) The Company will use its best efforts to maintain the listing and trading of its Common Stock on the Bulletin Board, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company will provide the Subscriber copies of all notices it receives notifying the Company of the actual delisting of the Common Stock on any exchange or quotation system on which the Common Stock is listed or quoted.

     (c) The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

     (d) The Company will (i) cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, (ii) comply in all respects with its reporting and filing obligations under the Exchange Act, (iii) comply with all reporting requirements that is applicable to an issuer with a class of securities registered pursuant to Section 12(g) of the Exchange Act, and (iv) use its commercial best efforts to continue the listing or trading of its common stock on the Bulletin Board or NASDAQ Small Cap Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and NASDAQ. The Company will not take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts until conversion of all the Preferred Stock issued by the Company pursuant to this Agreement.

8.   Covenants of the Company and Subscriber Regarding Indemnification.

     (a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber which results, arises out of or is based upon (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or Reports or other Written Information; or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

     (b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (a) any misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto; or (b) any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscribers relating hereto.

9.   Conversion/Liquidated Damages.

     (a) The Preferred Stock will be convertible under the circumstances and according to the procedure set forth in the Certificate of Designation.

     (b) The Company understands that a mandatory conversion of the Preferred Stock will occur automatically without any action on the part of the holder of Preferred Stock under the circumstances and according to the procedure set forth in the Certificate of Designation

     (c) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of interest or dividends on the Preferred Stock.

10.  Miscellaneous.

     (a) Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this
          Section: (i) if to the Company, to Insynq, 1127 Broadway Plaza, Suite 10, Tacoma, Washington 98402, Attn: John P. Gorst, President, telecopier number: (253) 722-5605, with a copy by telecopier only to Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056, Attn: Robert L. Sonfield, Jr., Esq., telecopier number:
          (713) 877-1547, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto.

     (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Sonfield & Sonfield, 770 South Post Oak Lane, Suite 435, Houston, Texas 77056, upon the satisfaction of all conditions to Closing set forth in this Agreement (the "Closing Date").

     (c) Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

     (d) Execution. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile signature by any party on a counterpart of this Agreement shall be binding and effective for all purposes. Such party shall, however, subsequently deliver to the other party an original executed copy of this Power of Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

     (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Texas or in the federal courts located in the city of Houston and state of Texas. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

     (f) Consent to Jurisdiction. Subject to Section 12(e) hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

     (g) Automatic Termination. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth (10th) business day following the date this Agreement is accepted by the Subscriber.

     Please acknowledge your acceptance of the foregoing Exchange Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

INSYNQ, INC.



By:/s/ John P. Gorst
      John P. Gorst, Chairman & CEO

Dated: July 25, 2002

Exchange: Number of Company Shares Exchanged: (at one share of Preferred Stock for ten Company Shares) 150,000


ACCEPTED: Dated as of Oct. 16, 2002



/s/ Delores Hall
(Holder of Company Shares)

                           CERTIFICATE OF DESIGNATION

                                    (Insert)




                              LETTER OF TRANSMITTAL

                     To Accompany Certificates Representing
                                Company Shares of

                                  INSYNQ, INC.
                            (a Delaware Corporation)


                     Exchanged for Shares of Preferred Stock

                       Pursuant to the Exchange Agreement



     The Exchange Agreement should be read carefully before this Letter of Transmittal is completed. If certificates are registered in different names, a separate Exchange Agreement must be submitted for each different registered owner.


------------------------------------------------------------------------------------------------------------------------------------
                     DESCRIPTION OF CERTIFICATES SURRENDERED
------------------------------------------------------------------------------------------------------------------------------------
         Name(s) and Address(es) of                                     Certificate(s) Enclosed

         Registered Owner(s)                                            (Attach additional

         (Please fill in, if blank)                                     list if necessary)
------------------------------------------------------------------------------------------------------------------------------------
              Delores Hall
              23407 108th St. Ct. E.
              Buckley, WA  98321
                                                                                                    Total Number

                                                                                                      of Shares

                                                                           Certificate             Represented by

                                                                            Number(s)              Certificate(s)

                                                                              7326                  150,000

                                                                       ____________________________________________

                                                                       ____________________________________________

                                                                       ____________________________________________

                                                                            Total Shares:  150,000

------------------------------------------------------------------------------------------------------------------------------------

               SIGNATURES MUST BE PROVIDED AND GUARANTEED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


     The undersigned understands that a certificate representing the whole number of shares of Preferred Stock will be sent by mail as soon as practicable following the receipt of the Company Shares and this Exchange Agreement.

     Please issue and deliver the certificate representing the number of shares of Preferred Stock to which the undersigned is entitled in exchange for the Company Shares surrendered pursuant to this Exchange Agreement to the undersigned at the address specified under "Description of Company Shares Surrendered" above unless otherwise indicated under "Special Registration Instructions" or "Special Delivery Instructions" below.

           SPECIAL REGISTRATION INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
                   (See Instruction 2 below)                                (See Instruction 2 below)

         COMPLETE ONLY if the certificates for                        COMPLETE ONLY if the certificates for
Preferred Stock are to be registered in the name of a        Preferred Stock are to be issued in the name of but are
person OTHER than the name(s) of the registered              to be sent OTHER than to the address of the registered
holder(s) appearing under "DESCRIPTION OF CERTIFICATES       holder(s) appearing under "DESCRIPTION OF CERTIFICATES
SUBMITTED."                                                  SUBMITTED" or, if the box immediately to the left is
                                                             filled in, OTHER THAN to the address appearing therein.
         Issue and mail certificate to:

         Name ______________________________                          Mail or deliver to:
         (Please Print)
                                                                      Name _____________________________
         Address ___________________________                          (Please Print)

         ___________________________________                          Address __________________________
         (Include Zip Code)
                                                                      __________________________________
         ___________________________________                          (Include Zip Code)
         (Signature)
                                                                      __________________________________
         ___________________________________                          (Tax Identification or Social
         (Tax Identification or Social                                Security Number)
         Security Number)                                             (See Substitute Form W-9)
         (See Substitute Form W-9)


     The undersigned hereby warrants to the Company that the undersigned has full power and authority to submit, sell, assign and transfer the Company Shares described above, free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the transfer of the Company Shares.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     SIGN HERE AND, IF REQUIRED, HAVE SIGNATURES GUARANTEED (If Special Registration Instructions are given, or if signature is by other than the registered holder, signature(s) must be guaranteed. See Instruction 2.)

--------------------------------------------------------------------------------
                          /s/ Delores Hall
                         (Signature(s) of Shareholder(s)
         Dated:        October 16, 2002, 2002

     (Must be signed by the registered holder(s) exactly as name(s) appear(s) on Company Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instructions 2 and
3)

         Name(s):_______________________________________________________________

--------------------------------------------------------------------------------
                             (Please Type or Print)

         Capacity (Full Title)__________________________________________________

         Address _______________________________________________________________
                               (include Zip Code)

         Area Code and Tel.  No.  ______________________________________________
         Tax Identification or
         Social Security No.  __________________________________________________



                            Guarantee of Signature(s)

                                                            (See Instruction 2)



         Authorized Signature __________________________________________________


         Name __________________________________________________________________
                             (Please Type or Print)

         Name of Firm __________________________________________________________

         Address _______________________________________________________________

--------------------------------------------------------------------------------
                               (Include Zip Code)

         Area Code and Tel.  No.  ______________________________________________
         Dated: __________________________________________________________, 2002